UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West High Yield Bond Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2021
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-adviser is Putnam Investment Management, LLC (“Putnam”)
Fund Performance
For the twelve-month period ended December 31, 2021, the Fund (Investor Class shares) returned 3.65%, relative to a 5.93% return for the J.P. Morgan Developed High Yield Index, and a 5.61% return for its composite index (an 80% weighting to the ICE BofA U.S. High Yield Index and a 20% weighting to the ICE BofA All U.S. Convertible Index), the Fund’s benchmark indexes.
Putnam Commentary
Market highlights: The first quarter brought a variety of headlines including the COVID-19 vaccine rollout, rising rates, further fiscal stimulus which fueled inflation concerns, and a $2 trillion infrastructure package to close out the period. Equity markets rose on the progress of vaccine dissemination and optimism that we may get closer to normalcy sooner rather than later. Corporate returns were mixed during the period. The longer duration profile of investment grade corporates resulted in a negative quarterly return despite marginal spread tightening (Bloomberg U.S. Corporate Investment Grade Index total return of -4.65%), while high yield total returns remained positive (J.P. Morgan High Yield Index total return of +1.40%).
After more than a year of pandemic headlines, the second quarter brought a significant vaccine rollout leading to an almost full opening of the U.S. economy. As things slowly returned to normal, there seemed to be a significant amount of pent-up consumer demand fueled by stimulus efforts, evidenced by the most recent consumer confidence levels. As pandemic headlines subsided, this demand led to continued inflationary fears which were initially sparked earlier in the year. Despite these continuing concerns, intermediate to long term interest rates moved slightly lower during the quarter after rising sharply earlier in the year. Lower rates drove fixed income returns higher across sub-sectors. Investment grade securities were able to gain back some of the lost return from higher rates in the first quarter. High yield bond prices rose as credit spreads also narrowed slightly.
Growing concerns crept into the equity markets in September, including worries over timing of the Federal Reserve moving to a less accommodative policy, supply chain and labor issues potentially impacting corporate earnings, political wrangling over the infrastructure bill and debt ceiling, the Evergrande debt issue in China, and continued COVID-19 related news, particularly whether or not a booster would be widely approved. The S&P 500® Index, Dow Jones Industrials, and Nasdaq all remained roughly flat for the third quarter after all selling off approximately 4-5% in September. Treasuries rallied to start the quarter as the 10-year at one point slipped below 1.20%, just to revert back to 1.50%, as taper discussion increased amongst central banks. Corporate bond markets weren’t as affected by the news stream with investment grade and high yield corporate spreads remaining at the lower end of their historical levels despite some marginal widening. As a result, high yield posted positive returns for the quarter.
Large cap stocks rallied to close out a strong year with the S&P 500 Index up close to 11% for the fourth quarter and 26% for 2021. Technology stocks lagged a bit over interest rate concerns but also rose for the quarter with the Nasdaq up just under 8%, finishing the year up 21.5%. Despite the movement in the quarter overall, the typical “Santa rally” was on pause with stocks falling in the last week of the year due to the emergence of the Omicron variant and the impact it could have on the return to offices and schools. The Treasury curve flattened over the quarter on the expectation of the Federal Reserve raising rates in 2022. Similar to the third quarter, oil prices opened and closed at approximately $75/barrel, but not without volatility, climbing to over $85/barrel in October before falling below $70/barrel in early December. As a result, high yield posted negative returns for the quarter.
The U.S. high yield default rate (including distressed exchanges) ended the period at 0.29% (down 647 basis points year-to-date). Excluding energy, the last twelve-month par-weighted U.S. high yield default rate is now below historical averages at 0.22%. Total high yield new issue supply for the year reached $483.8 billion, while high yield funds reported an outflow of -$13.6 billion from the asset class. As we enter 2022, investors will remain focused on COVID-related news including Delta, Omicron, new strains, and vaccine/booster recommendations, as well as any changes to the Federal Reserve’s course to reduce the accommodative policies that have been in place.
In this environment, the high yield corporate bond market, as measured by the ICE BofA U.S. High Yield Index, posted a return of 5.36%, while the U.S. convertible market, as measured by the ICE BofA U.S. Convertible Index, posted a return of 6.34%.
Performance: The Fund had a positive total return but underperformed its benchmark indexes during 2021. On an absolute basis, both the high yield and convertible allocations generated positive performance, underperforming their respective benchmarks on a gross basis. At the sector level, top contributors to relative returns included security selection within broadcasting and retail, along with overweight positioning and security selection within health care. On the other hand, overweight positioning and security selection within energy, plus underweight exposure and security selection within financials and gaming, lodging & leisure detracted from relative returns. At the issuer level, avoidance of BridgeBio Pharma contributed to relative returns as the underlying equity sank following a failed drug trial. Additionally, underweight exposure to Occidental Petroleum and overweight positioning to KKR & Co. contributed to relative returns. On the other hand, avoidance of Tesla was the largest detractor from relative returns as the underlying equity climbed approximately 50% over the year. We elected to not hold Tesla as the convertible bond trades at an extremely high level and the lack of valuation support, in our opinion, is not appropriate in a portfolio emphasizing balanced convertibles. Additionally, avoidance of AMC Entertainment and underweight exposure to Transocean detracted from relative returns.
Outlook: As we enter 2022, we have a constructive outlook for the high yield market. We have a positive outlook on fundamentals and technicals, which we think together support a neutral view on valuation. Our positive outlook on fundamentals is underpinned by the ongoing distribution of the COVID-19 vaccines. That being said, we remain focused on the health of balance sheets and liquidity metrics, as well as downgrade/default risk. The U.S. high yield default rate (including distressed exchanges) ended December at 0.29%, now well below historical averages. Regarding technicals, December new issuance was very light but was met with inflows to the asset class. From a valuation standpoint, despite spreads rebounding significantly since the second half of 2020, spreads still look relatively attractive. High yield may also present an attractive overall yield proposition in the face of much lower global rates. Risks to our moderately constructive outlook include COVID-19 and the Omicron variant, commodity price volatility, policy missteps from global central banks, and/or heightened geopolitical tension.
We expect that 2022 convertible performance will be measured as convertibles have become less-positively correlated to rising rates, global economic growth is healthy but slowing, and the cyclical shift may limit returns for growth names. However, relative returns may be attractive on a cross-asset basis (especially in risk-adjusted terms) given the market's improving convexity with respect to underlying stocks, declining credit sensitivity to rates, and multiple contraction in growth stocks due to rising rates. We are also keeping a close eye on wage inflation, commodity price increases, and supply chain disruptions, which are affecting a range of industries from technology to consumer products and could weigh on upcoming corporate earnings results. Regarding the growth to valuation rotation, factor rotations have been volatile year-to-date. As such, we believe it is important to strike a balance between the growth and value spaces during this transition period. We continue to monitor three main concerns that could weigh on the convertibles market in 2022, including what rising interest rates and the threat of inflation means for convertibles as an asset class; how converts are likely to perform in an environment of slowing economic growth; and if the ongoing COVID-19 recovery suggests the cyclical rotation will persist, how that will impact converts. Overall, we believe that U.S. convertibles offer a balanced vehicle for exposure to a variety of growth and value companies with an attractive yield.
The views and opinions in this report were current as of December 31, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2021 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	4.03%	6.51%	5.90%
Investor Class	3.65%	6.12%	6.48%
(a) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2021 (unaudited)
Rating	Percentage of Fund Investments
A3	0.19%
Baa1	0.39
Baa2	0.32
Baa3	5.96
Ba1	4.12
Ba2	15.54
Ba3	12.16
B1	9.03
B2	9.86
B3	10.48
CCC, CC, C	1.66
Equities	4.36
Not Rated	22.26
Short Term Investments	3.67
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/21)	(12/31/21)	(07/01/21 – 12/31/21)
Institutional Class
Actual	$1,000.00	$1,008.10	$3.80
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.82
Investor Class
Actual	$1,000.00	$1,005.30	$5.56
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.60
* Expenses are equal to the Fund's annualized expense ratio of 0.75% for the Institutional Class shares and 1.10% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
BANK LOANS
$ 338,300	Adient LLC(b) 3.59%, 04/10/2028 3-mo. LIBOR + 3.38%	$ 337,938
1,200,000	American Airlines Inc(b) 5.50%, 04/20/2028 1-mo. LIBOR + 5.40%	1,242,300
1,814,734	Arches Buyer Inc(b) 3.75%, 12/06/2027 1-mo. LIBOR + 3.65%	1,800,558
420,000	Ascend Learning LLC(b) 3.00%, 07/12/2024 1-mo. LIBOR + 2.90%	419,935
	Asurion LLC(b)
407,945	3.35%,07/31/2027 1-mo. LIBOR + 3.25%	404,885
720,000	5.35%,01/20/2029 1-mo. LIBOR + 5.25%	716,700
947,702	Boxer Parent Co Inc(b) 3.97%, 10/02/2025 3-mo. LIBOR + 3.76%	943,160
2,244,605	Brand Industrial Services Inc(b) 5.25%, 06/21/2024 1-mo. LIBOR + 5.15%	2,193,301
1,458,934	BWay Holding Co(b) 3.35%, 04/03/2024 2-mo. LIBOR + 3.20%	1,437,832
763,087	Cengage Learning Inc(b) 5.75%, 07/14/2026 1-mo. LIBOR + 5.65%	764,562
1,262,625	ChampionX Holding Inc(b) 6.00%, 06/03/2027 1-mo. LIBOR + 5.90%	1,279,986
995,273	Clarios Global LP(b) 3.35%, 04/30/2026 1-mo. LIBOR + 3.25%	988,846
1,298,717	Clear Channel Outdoor Holdings Inc(b) 3.63%, 08/21/2026 1-mo. LIBOR + 3.53%	1,279,034
1,093,959	CP Atlas Buyer Inc(b) 4.25%, 11/23/2027 3-mo. LIBOR + 4.04%	1,087,532
564,402	CPG International LLC(b) 3.25%, 05/06/2024 3-mo. LIBOR + 3.04%	564,120
961,222	CQP Holdco LP(b) 4.25%, 06/05/2028 3-mo. LIBOR + 4.04%	957,618
295,000	Diamond BC BV(b) 3.50%, 09/29/2028 1-mo. LIBOR + 3.40%	292,861
899,300	DIRECTV Financing LLC(b) 5.75%, 08/02/2027 3-mo. LIBOR + 5.54%	899,811
1,010,937	Epicor Software Corp(b) 4.00%, 07/30/2027 1-mo. LIBOR + 3.90%	1,009,731
139,650	Filtration Group Corp(b) 4.00%, 10/21/2028 1-mo. LIBOR + 3.90%	139,336
267,955	Garda World Security Corp(b) 4.36%, 10/30/2026 1-mo. LIBOR + 4.26%	267,202
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 307,529	GFL Environmental Inc(b) 3.50%, 05/30/2025 1-mo. LIBOR + 3.40%	$ 307,991
1,651,764	Global Medical Response Inc(b) 5.25%, 10/02/2025 1-mo. LIBOR + 5.15%	1,642,267
685,000	Granite Holdings Corp(b) 4.10%, 09/30/2026 1-mo. LIBOR + 4.00%	684,357
312,638	Greeneden Holdings II LLC(b) 4.75%, 12/01/2027 1-mo. LIBOR + 4.65%	313,549
478,722	Herens Holdco SARL(b) 4.75%, 07/03/2028 3-mo. LIBOR + 4.54%	477,797
	HUB International Ltd(b)
139,103	4.00%,04/24/2025 1-mo. LIBOR + 3.90%	138,958
216,167	4.00%,04/25/2025 1-mo. LIBOR + 3.90%	213,344
	iHeartCommunications Inc(b)
146,371	3.10%,05/01/2026 1-mo. LIBOR + 3.00%	145,326
1,295,190	4.10%,05/01/2026 1-mo. LIBOR + 4.00%	1,294,650
138,600	IRB Holding Corp(b) 4.25%, 12/15/2027 3-mo. LIBOR + 4.04%	138,456
492,525	Jazz Financing SARL(b) 4.00%, 05/05/2028 1-mo. LIBOR + 3.90%	494,328
263,013	Klockner Pentaplast of America Inc(b) 5.25%, 02/12/2026 2-mo. LIBOR + 5.10%	263,012
690,000	LBM Acquisition LLC(b) 3.85%, 12/18/2027 1-mo. LIBOR + 3.75%	683,531
999,651	MajorDrive Holdings IV LLC(b) 4.50%, 05/12/2028 2-mo. LIBOR + 4.35%	998,089
885,000	Olympus Water Holding Corp(b) 4.25%, 11/09/2028 3-mo. LIBOR + 4.04%	881,067
501,213	One Call Corp(b) 6.25%, 04/22/2027 1-mo. LIBOR + 6.15%	500,795
846,061	Ortho-Clinical Diagnostics Inc(b) 3.08%, 06/30/2025 1-mo. LIBOR + 2.98%	845,121
215,033	Ply Gem Midco Inc(b) 3.85%, 04/12/2025 1-mo. LIBOR + 3.75%	214,549
533,663	Polaris Newco LLC(b) 4.50%, 06/02/2028 3-mo. LIBOR + 4.29%	533,129
450,760	Quorum Health Corp(b) 8.75%, 04/29/2025 1-mo. LIBOR + 8.65%	437,237

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Bank Loans — (continued)
$ 251,897	Robertshaw US Holding Corp(b)(c) 4.50%, 02/28/2025 3-mo. LIBOR + 4.29%	$ 236,153
1,932,290	Rocket Software Inc(b) 4.75%, 11/28/2025 1-mo. LIBOR + 4.65%	1,921,179
415,063	SCIH Salt Holdings Inc(b) 4.75%, 03/16/2027 1-mo. LIBOR + 4.65%	410,393
666,509	Starfruit Finco BV(b) 3.10%, 10/01/2025 1-mo. LIBOR + 3.00%	662,899
1,948,523	Terrier Media Buyer Inc(b) 3.60%, 12/17/2026 1-mo. LIBOR + 3.50%	1,938,293
2,341,373	Titan Acquisition Ltd(b) 3.17%, 03/28/2025 3-mo. LIBOR + 2.96%	2,297,838
118,800	TMS International Corp(b) 3.75%, 08/14/2024 1-mo. LIBOR + 3.65%	118,651
2,040,000	Trans Union LLC(b) 4.60%, 11/04/2028 1-mo. LIBOR + 4.50%	2,041,020
405,908	UKG Inc(b) 3.35%, 05/03/2026 1-mo. LIBOR + 3.25%	402,990
1,252,627	United AirLines Inc(b) 4.50%, 04/21/2028 2-mo. LIBOR + 4.35%	1,253,845
1,143,766	Vertical Midco GmbH(b) 4.00%, 07/30/2027 1-mo. LIBOR + 3.90%	1,143,562
495,157	Vertiv Group Corp(b) 2.84%, 03/02/2027 1-mo. LIBOR + 2.74%	491,366
627,901	Werner Finco LP(b) 5.00%, 07/24/2024 3-mo. LIBOR + 4.79%	628,293
316,800	White Cap Buyer LLC(b) 4.50%, 10/19/2027 1-mo. LIBOR + 4.40%	316,932
TOTAL BANK LOANS — 7.55% (Cost $44,025,093)		$ 44,098,215
CORPORATE BONDS AND NOTES
Basic Materials — 4.30%
1,170,000	ArcelorMittal SA 7.00%, 10/15/2039	1,611,886
1,135,000	Axalta Coating Systems LLC(d) 3.38%, 02/15/2029	1,098,112
504,000	Big River Steel LLC / BRS Finance Corp(d) 6.63%, 01/31/2029	544,950
	CF Industries Inc
1,615,000	4.95%, 06/01/2043	1,949,534
200,000	5.38%, 03/15/2044	252,220
275,000	Coeur Mining Inc(d)(e) 5.13%, 02/15/2029	252,024
Principal Amount(a)		Fair Value
Basic Materials — (continued)
	Compass Minerals International Inc(d)
$ 235,000	4.88%, 07/15/2024	$ 240,288
1,575,000	6.75%, 12/01/2027	1,667,657
650,000	First Quantum Minerals Ltd(d) 6.88%, 03/01/2026	675,188
	Freeport-McMoRan Inc
445,000	4.38%, 08/01/2028	466,694
1,165,000	4.63%, 08/01/2030(e)	1,249,462
1,550,000	5.45%, 03/15/2043	1,948,489
1,410,000	Herens Holdco SARL(d) 4.75%, 05/15/2028	1,381,800
	Hudbay Minerals Inc(d)
160,000	4.50%, 04/01/2026	160,000
475,000	6.13%, 04/01/2029	503,683
1,005,000	Ingevity Corp(d) 3.88%, 11/01/2028	978,619
415,000	Kraton Polymers LLC / Kraton Polymers Capital Corp(d) 4.25%, 12/15/2025	429,571
990,000	Mercer International Inc 5.13%, 02/01/2029	1,011,156
115,000	NOVA Chemicals Corp(d)(e) 4.25%, 05/15/2029	115,467
	Novelis Corp(d)
100,000	3.25%, 11/15/2026	100,875
740,000	4.75%, 01/30/2030	777,925
950,000	3.88%, 08/15/2031	944,062
925,000	Olympus Water US Holding Corp(d) 4.25%, 10/01/2028	919,802
1,110,000	SCIH Salt Holdings Inc(d) 4.88%, 05/01/2028	1,065,600
365,000	SCIL IV LLC / SCIL USA Holdings LLC(d)(e) 5.38%, 11/01/2026	374,581
520,000	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc(d) 5.13%, 04/01/2029	530,400
1,840,000	Tronox Inc(d) 4.63%, 03/15/2029	1,837,700
	WR Grace Holdings LLC(d)
465,000	5.63%, 10/01/2024	489,478
995,000	4.88%, 06/15/2027	1,021,994
500,000	5.63%, 08/15/2029	511,875
		25,111,092
Communications — 11.25%
250,000	Altice Financing SA(d) 5.00%, 01/15/2028	243,973
	Altice SA(d)
480,000	10.50%, 05/15/2027	516,000
665,000	5.50%, 01/15/2028	659,953
560,000	5.13%, 07/15/2029	546,252
2,140,000	5.50%, 10/15/2029	2,107,900
1,045,000	Arches Buyer Inc(d) 4.25%, 06/01/2028	1,044,457

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Communications — (continued)
	Audacy Capital Corp(d)(e)
$ 205,000	6.50%, 05/01/2027	$ 202,786
1,420,000	6.75%, 03/31/2029	1,387,290
1,675,000	Beasley Mezzanine Holdings LLC(d) 8.63%, 02/01/2026	1,654,062
	CCO Holdings LLC / CCO Holdings Capital Corp
191,000	5.50%, 05/01/2026(d)	196,771
455,000	5.00%, 02/01/2028(d)	473,200
2,885,000	5.38%, 06/01/2029(d)	3,113,304
2,675,000	4.75%, 03/01/2030(d)	2,782,000
185,000	4.50%, 08/15/2030(d)	189,290
265,000	4.50%, 05/01/2032	272,619
2,075,000	Clear Channel Worldwide Holdings Inc(d) 5.13%, 08/15/2027	2,147,127
180,000	CommScope Inc(d) 6.00%, 03/01/2026	185,400
135,000	CommScope Technologies LLC(d) 6.00%, 06/15/2025	135,000
	CSC Holdings LLC
1,090,000	5.25%, 06/01/2024	1,133,600
1,530,000	7.50%, 04/01/2028(d)	1,640,925
545,000	Diamond Sports Group LLC / Diamond Sports Finance Co(d) 5.38%, 08/15/2026	272,500
625,000	DIRECTV Financing LLC / DIRECTV Financing Co-Obligor Inc(d) 5.88%, 08/15/2027	639,819
	DISH DBS Corp
310,000	5.88%, 11/15/2024	318,451
760,000	7.75%, 07/01/2026	801,800
460,000	5.25%, 12/01/2026(d)	467,261
810,000	5.75%, 12/01/2028(d)	818,100
855,000	5.13%, 06/01/2029	778,050
1,530,000	Embarq Corp 8.00%, 06/01/2036	1,713,600
1,835,000	Frontier Communications Holdings LLC(d) 5.88%, 10/15/2027	1,940,512
1,120,000	Gray Escrow II Inc(d)(e) 5.38%, 11/15/2031	1,152,200
	iHeartCommunications Inc
252	8.38%, 05/01/2027	266
1,040,000	5.25%, 08/15/2027(d)	1,081,704
	Level 3 Financing Inc
580,000	5.25%, 03/15/2026	592,835
280,000	4.63%, 09/15/2027(d)	285,600
845,000	4.25%, 07/01/2028(d)	836,550
1,055,000	3.63%, 01/15/2029(d)	1,002,250
	Match Group Holdings II LLC(d)
1,187,000	5.00%, 12/15/2027	1,234,480
910,000	4.63%, 06/01/2028	946,764
160,000	4.13%, 08/01/2030	161,600
290,000	3.63%, 10/01/2031	281,663
Principal Amount(a)		Fair Value
Communications — (continued)
$1,935,000	McGraw-Hill Education Inc(d) 5.75%, 08/01/2028	$ 1,915,650
325,000	Millennium Escrow Corp(d) 6.63%, 08/01/2026	325,813
	Netflix Inc
45,000	5.88%, 02/15/2025	50,571
385,000	4.88%, 04/15/2028	438,900
1,585,000	5.88%, 11/15/2028	1,905,962
635,000	4.88%, 06/15/2030(d)	740,569
740,000	News Corp(d) 3.88%, 05/15/2029	747,400
1,310,000	Plantronics Inc(d)(e) 4.75%, 03/01/2029	1,249,412
1,265,000	Scripps Escrow II Inc(d) 3.88%, 01/15/2029	1,263,419
620,000	Sinclair Television Group Inc(d) 4.13%, 12/01/2030	587,450
	Sirius XM Radio Inc(d)
1,730,000	4.00%, 07/15/2028	1,739,671
75,000	4.13%, 07/01/2030	75,000
1,810,000	3.88%, 09/01/2031	1,774,614
1,355,000	Spanish Broadcasting System Inc(d) 9.75%, 03/01/2026	1,393,956
1,785,000	Sprint Capital Corp 6.88%, 11/15/2028	2,258,025
	Sprint Corp
845,000	7.88%, 09/15/2023	930,556
1,260,000	7.63%, 03/01/2026	1,512,756
	T-Mobile USA Inc
40,000	5.38%, 04/15/2027	41,626
385,000	4.75%, 02/01/2028	405,213
195,000	2.63%, 02/15/2029	192,075
165,000	3.88%, 04/15/2030	180,469
2,310,000	2.88%, 02/15/2031	2,281,356
1,250,000	Townsquare Media Inc(d) 6.88%, 02/01/2026	1,326,562
765,000	TripAdvisor Inc(d) 7.00%, 07/15/2025	807,075
	Univision Communications Inc(d)
215,000	9.50%, 05/01/2025	229,781
770,000	6.63%, 06/01/2027	829,675
1,230,000	4.50%, 05/01/2029	1,242,300
1,310,000	Urban One Inc(d) 7.38%, 02/01/2028	1,349,300
200,000	Virgin Media Finance PLC(d) 5.00%, 07/15/2030	199,000
940,000	Ziggo Bond Co BV(d) 6.00%, 01/15/2027	968,200
755,000	Ziggo BV(d) 5.50%, 01/15/2027	775,763
		65,696,033
Consumer, Cyclical — 10.14%
	1011778 BC Unlimited Liability Co / New Red Finance Inc(d)
330,000	3.88%, 01/15/2028	334,211
260,000	4.38%, 01/15/2028	265,200

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$2,150,000	4.00%, 10/15/2030	$ 2,112,375
200,000	Adient Global Holdings Ltd(d)(e) 4.88%, 08/15/2026	204,000
50,000	Air Canada(d) 3.88%, 08/15/2026	51,000
	Allison Transmission Inc(d)
720,000	4.75%, 10/01/2027	749,880
895,000	3.75%, 01/30/2031	872,625
	American Airlines Inc / AAdvantage Loyalty IP Ltd(d)
405,000	5.50%, 04/20/2026	421,149
405,000	5.75%, 04/20/2029	432,832
	American Builders & Contractors Supply Co Inc(d)
780,000	4.00%, 01/15/2028	798,119
835,000	3.88%, 11/15/2029	832,912
	Asbury Automotive Group Inc(d)
180,000	4.63%, 11/15/2029	183,375
90,000	5.00%, 02/15/2032	93,393
	Bath & Body Works Inc
47,000	9.38%, 07/01/2025(d)	57,340
420,000	7.50%, 06/15/2029	478,103
475,000	6.63%, 10/01/2030(d)	537,938
910,000	6.75%, 07/01/2036	1,123,850
	Beacon Roofing Supply Inc(d)(e)
225,000	4.50%, 11/15/2026	232,963
500,000	4.13%, 05/15/2029	499,735
	Boyd Gaming Corp
400,000	4.75%, 12/01/2027(e)	408,000
1,540,000	4.75%, 06/15/2031(d)	1,570,800
	Brookfield Residential Properties Inc / Brookfield Residential US LLC(d)
610,000	6.25%, 09/15/2027	636,718
455,000	5.00%, 06/15/2029	455,319
	Cinemark USA Inc(d)
75,000	8.75%, 05/01/2025	79,500
1,040,000	5.88%, 03/15/2026	1,053,000
485,000	5.25%, 07/15/2028(e)	472,875
571,000	Clarios Global LP(d) 6.75%, 05/15/2025	598,122
580,000	Delta Air Lines Inc / SkyMiles IP Ltd(d) 4.75%, 10/20/2028	633,349
150,000	Empire Communities Corp(d) 7.00%, 12/15/2025	155,250
	Ford Motor Co
840,000	7.45%, 07/16/2031(e)	1,137,553
290,000	3.25%, 02/12/2032	296,960
	Ford Motor Credit Co LLC
2,215,000	5.13%, 06/16/2025	2,408,812
270,000	4.27%, 01/09/2027	290,250
260,000	2.90%, 02/16/2028	260,650
2,080,000	5.11%, 05/03/2029	2,363,400
5,850,000	4.00%, 11/13/2030	6,293,430
760,000	Hanesbrands Inc(d) 4.63%, 05/15/2024	795,826
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 420,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp 4.88%, 04/01/2027	$ 432,600
200,000	IRB Holding Corp(d) 7.00%, 06/15/2025	211,594
115,000	KFC Holding Co / Pizza Hut Holdings LLC / Taco Bell of America LLC(d) 4.75%, 06/01/2027	118,881
1,010,000	Kontoor Brands Inc(d) 4.13%, 11/15/2029	1,010,000
1,530,000	Levi Strauss & Co(d) 3.50%, 03/01/2031	1,560,034
	Live Nation Entertainment Inc(d)
155,000	4.88%, 11/01/2024	156,550
985,000	5.63%, 03/15/2026	1,017,013
1,030,000	6.50%, 05/15/2027	1,126,562
70,000	4.75%, 10/15/2027	71,925
	Mattamy Group Corp(d)
960,000	5.25%, 12/15/2027	1,009,680
695,000	4.63%, 03/01/2030	707,823
	Mattel Inc(d)
80,000	3.38%, 04/01/2026	82,042
385,000	5.88%, 12/15/2027	413,860
960,000	3.75%, 04/01/2029(e)	994,800
	Newell Brands Inc
220,000	4.88%, 06/01/2025(e)	239,800
1,795,000	4.70%, 04/01/2026	1,957,008
1,245,000	Penn National Gaming Inc(d) 5.63%, 01/15/2027	1,269,900
745,000	PM General Purchaser LLC(d) 9.50%, 10/01/2028	754,808
775,000	PulteGroup Inc(e) 7.88%, 06/15/2032	1,101,247
140,000	Raptor Acquisition Corp / Raptor Co-Issuer LLC(d) 4.88%, 11/01/2026	141,400
	Scotts Miracle-Gro Co
750,000	4.50%, 10/15/2029	781,875
1,700,000	4.38%, 02/01/2032(d)	1,695,750
385,000	Six Flags Entertainment Corp(d) 5.50%, 04/15/2027	398,475
965,000	Six Flags Theme Parks Inc(d) 7.00%, 07/01/2025	1,030,565
2,060,000	Staples Inc(d) 7.50%, 04/15/2026	2,116,650
	Station Casinos LLC(d)
365,000	4.50%, 02/15/2028	367,081
305,000	4.63%, 12/01/2031	307,501
460,000	Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp(d) 5.88%, 05/15/2025	457,700
	Taylor Morrison Communities Inc(d)
505,000	5.75%, 01/15/2028	564,337
460,000	5.13%, 08/01/2030	506,000

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
	United Airlines Inc(d)
$ 170,000	4.38%, 04/15/2026	$ 177,265
375,000	4.63%, 04/15/2029	386,719
490,000	Univar Solutions USA Inc(d) 5.13%, 12/01/2027	511,300
705,000	Victoria's Secret & Co(d) 4.63%, 07/15/2029	720,862
1,110,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp(d)(e) 5.25%, 05/15/2027	1,134,775
	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp(d)
115,000	7.75%, 04/15/2025	120,606
1,855,000	5.13%, 10/01/2029	1,882,825
	Yum! Brands Inc
1,160,000	4.75%, 01/15/2030(d)	1,255,700
195,000	3.63%, 03/15/2031	194,269
		59,178,596
Consumer, Non-Cyclical — 12.37%
325,000	180 Medical Inc(d) 3.88%, 10/15/2029	329,063
1,880,000	ADT Security Corp(d) 4.13%, 08/01/2029	1,851,800
	Albertsons Cos Inc / Safeway Inc / New Albertsons LP / Albertsons LLC(d)
390,000	7.50%, 03/15/2026	416,325
765,000	4.63%, 01/15/2027	802,822
2,240,000	4.88%, 02/15/2030	2,418,573
200,000	Allied Universal Holdco LLC / Allied Universal Finance Corp / Atlas Luxco 4 SARL(d) 4.63%, 06/01/2028	196,297
	Bausch Health Cos Inc(d)
938,000	6.13%, 04/15/2025	955,409
3,275,000	4.88%, 06/01/2028	3,340,500
160,000	5.00%, 02/15/2029	141,200
1,335,000	6.25%, 02/15/2029	1,268,570
835,000	7.25%, 05/30/2029	826,650
1,545,000	Block Inc(d)(e) 3.50%, 06/01/2031	1,583,625
765,000	Carriage Services Inc(d) 4.25%, 05/15/2029	761,175
	Centene Corp
930,000	4.63%, 12/15/2029	1,002,968
2,565,000	3.00%, 10/15/2030	2,607,348
	Charles River Laboratories International Inc(d)
395,000	3.75%, 03/15/2029	398,950
1,180,000	4.00%, 03/15/2031	1,209,040
	CHS / Community Health Systems Inc(d)
570,000	6.63%, 02/15/2025	589,950
210,000	8.00%, 03/15/2026	220,763
155,000	5.63%, 03/15/2027	164,041
1,505,000	6.00%, 01/15/2029	1,604,706
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$1,245,000	Elanco Animal Health Inc 5.90%, 08/28/2028	$ 1,444,200
575,000	Endo Luxembourg Finance Co I SARL / Endo US Inc(d) 6.13%, 04/01/2029	563,500
500,000	Garda World Security Corp(d) 4.63%, 02/15/2027	497,500
	Gartner Inc(d)
1,140,000	3.63%, 06/15/2029	1,152,597
650,000	3.75%, 10/01/2030	664,560
195,000	Global Medical Response Inc(d) 6.50%, 10/01/2025	196,950
	HCA Inc
855,000	5.38%, 09/01/2026	960,806
630,000	5.63%, 09/01/2028	736,149
2,405,000	3.50%, 09/01/2030	2,541,784
330,000	IHS Markit Ltd 4.75%, 08/01/2028	382,387
2,190,000	Jazz Securities Designated Activity Co(d) 4.38%, 01/15/2029	2,267,614
	Kraft Heinz Foods Co
1,108,000	3.00%, 06/01/2026	1,158,916
3,410,000	3.75%, 04/01/2030	3,680,840
368,000	5.00%, 07/15/2035	450,189
	Lamb Weston Holdings Inc(d)
975,000	4.88%, 05/15/2028	1,055,437
975,000	4.13%, 01/31/2030	1,000,535
195,000	Mallinckrodt International Finance SA / Mallinckrodt CB LLC(d)(f)(g) 10.00%, 04/15/2025	188,175
	Mozart Debt Merger Sub Inc(d)
2,235,000	3.88%, 04/01/2029	2,227,110
620,000	5.25%, 10/01/2029	628,457
1,825,000	NESCO Holdings II Inc(d) 5.50%, 04/15/2029	1,884,312
675,000	Nielsen Co SARL(d) 5.00%, 02/01/2025	685,766
	Nielsen Finance LLC / Nielsen Finance Co(d)
715,000	5.63%, 10/01/2028	738,237
870,000	4.50%, 07/15/2029	855,854
1,000,000	4.75%, 07/15/2031	987,500
255,000	Option Care Health Inc(d) 4.38%, 10/31/2029	255,638
	Organon & Co / Organon Foreign Debt Co-Issuer BV(d)
1,255,000	4.13%, 04/30/2028	1,275,394
200,000	5.13%, 04/30/2031	208,936
480,000	Owens & Minor Inc(d) 4.50%, 03/31/2029	492,000
	Prime Security Services Borrower LLC / Prime Finance Inc(d)
200,000	3.38%, 08/31/2027	193,078
365,000	6.25%, 01/15/2028	380,512
1,355,000	Sabre Global Inc(d) 9.25%, 04/15/2025	1,531,150

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
	Service Corp International
$ 290,000	7.50%, 04/01/2027	$ 348,000
710,000	5.13%, 06/01/2029	761,475
145,000	3.38%, 08/15/2030	142,328
2,110,000	4.00%, 05/15/2031	2,136,375
935,000	Shift4 Payments LLC / Shift4 Payments Finance Sub Inc(d) 4.63%, 11/01/2026	968,669
	Spectrum Brands Inc(d)
965,000	5.00%, 10/01/2029	1,012,044
1,000,000	3.88%, 03/15/2031	987,500
	Tenet Healthcare Corp
149,000	4.63%, 07/15/2024	150,863
95,000	7.50%, 04/01/2025(d)	99,983
1,230,000	4.88%, 01/01/2026(d)	1,263,370
955,000	6.25%, 02/01/2027(d)	988,425
960,000	5.13%, 11/01/2027(d)	999,600
3,535,000	4.25%, 06/01/2029(d)	3,589,757
	Teva Pharmaceutical Finance Netherlands III BV
245,000	6.00%, 04/15/2024	256,731
430,000	7.13%, 01/31/2025	460,100
2,390,000	6.75%, 03/01/2028(e)	2,545,350
1,580,000	5.13%, 05/09/2029(e)	1,548,890
		72,235,318
Energy — 11.47%
345,000	Antero Midstream Partners LP / Antero Midstream Finance Corp(d) 7.88%, 05/15/2026	380,204
	Antero Resources Corp(d)
1,059,000	8.38%, 07/15/2026	1,205,746
121,000	7.63%, 02/01/2029	134,310
	Apache Corp
170,000	4.63%, 11/15/2025	182,538
940,000	4.88%, 11/15/2027	1,024,600
1,045,000	4.38%, 10/15/2028	1,136,950
880,000	5.10%, 09/01/2040	994,400
	Buckeye Partners LP
560,000	3.95%, 12/01/2026	570,758
805,000	4.50%, 03/01/2028(d)	811,037
445,000	5.85%, 11/15/2043	436,658
1,415,000	Callon Petroleum Co(d) 9.00%, 04/01/2025	1,528,200
660,000	Cenovus Energy Inc 6.75%, 11/15/2039	895,494
1,625,000	Centennial Resource Production LLC(d)(e) 6.88%, 04/01/2027	1,657,500
148,000	ChampionX Corp 6.38%, 05/01/2026	153,920
	Cheniere Energy Partners LP
310,000	4.00%, 03/01/2031	325,175
60,000	3.25%, 01/31/2032(d)	60,600
	Comstock Resources Inc(d)
170,000	7.50%, 05/15/2025	175,313
1,020,000	6.75%, 03/01/2029	1,106,292
Principal Amount(a)		Fair Value
Energy — (continued)
$ 665,000	5.88%, 01/15/2030	$ 681,625
	Continental Resources Inc
520,000	4.50%, 04/15/2023	535,844
1,110,000	4.38%, 01/15/2028	1,199,966
475,000	5.75%, 01/15/2031(d)	559,369
1,530,000	2.88%, 04/01/2032(d)	1,496,730
980,000	4.90%, 06/01/2044	1,086,085
770,000	CrownRock LP / CrownRock Finance Inc(d) 5.00%, 05/01/2029	798,875
	DCP Midstream Operating LP
925,000	5.63%, 07/15/2027	1,045,250
440,000	5.13%, 05/15/2029	497,200
430,000	6.75%, 09/15/2037(d)	575,189
	Devon Energy Corp
390,000	7.88%, 09/30/2031	551,721
275,000	7.95%, 04/15/2032	385,300
755,000	5.60%, 07/15/2041	947,013
25,000	Diamondback Energy Inc 3.25%, 12/01/2026	26,366
	DT Midstream Inc(d)
545,000	4.13%, 06/15/2029	557,944
185,000	4.38%, 06/15/2031	192,400
1,465,000	Encino Acquisition Partners Holdings LLC(d) 8.50%, 05/01/2028	1,521,769
	Endeavor Energy Resources LP / EER Finance Inc(d)
235,000	6.63%, 07/15/2025	248,637
1,825,000	5.75%, 01/30/2028	1,945,240
1,605,000	Energy Transfer LP(h) 6.63%, Perpetual	1,520,609
1,155,000	EnLink Midstream LLC(d) 5.63%, 01/15/2028	1,201,200
	EQT Corp
40,000	5.00%, 01/15/2029	44,300
1,895,000	7.50%, 02/01/2030	2,435,075
370,000	Global Partners LP / GLP Finance Corp 6.88%, 01/15/2029	387,445
	Hess Midstream Operations LP(d)
755,000	5.63%, 02/15/2026	777,650
510,000	5.13%, 06/15/2028	531,037
830,000	4.25%, 02/15/2030	823,775
870,000	Holly Energy Partners LP / Holly Energy Finance Corp(d) 5.00%, 02/01/2028	866,737
100,000	Kinder Morgan Inc 7.80%, 08/01/2031	142,211
1,539,000	Nabors Industries Inc(d) 9.00%, 02/01/2025	1,585,170
70,000	Northriver Midstream Finance LP(d) 5.63%, 02/15/2026	72,857
1,070,000	Oasis Petroleum Inc(d) 6.38%, 06/01/2026	1,120,825
	Occidental Petroleum Corp
905,000	6.63%, 09/01/2030	1,119,937

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Energy — (continued)
$1,385,000	6.13%, 01/01/2031(e)	$ 1,682,775
4,360,000	6.45%, 09/15/2036	5,559,022
2,610,000	6.20%, 03/15/2040	3,210,300
	Ovintiv Inc
505,000	8.13%, 09/15/2030	671,524
680,000	7.38%, 11/01/2031	886,388
570,000	6.63%, 08/15/2037	746,186
450,000	PBF Holding Co LLC / PBF Finance Corp(d)(e) 9.25%, 05/15/2025	428,062
	Precision Drilling Corp(d)
1,225,000	7.13%, 01/15/2026(e)	1,246,437
105,000	6.88%, 01/15/2029	107,018
280,000	Rattler Midstream LP(d) 5.63%, 07/15/2025	291,200
575,000	Renewable Energy Group Inc(d) 5.88%, 06/01/2028	590,812
1,185,000	Rockcliff Energy II LLC(d) 5.50%, 10/15/2029	1,220,550
225,000	Seventy Seven Energy Inc(f)(g)(i) 6.63%, 11/15/2025	23
	SM Energy Co
955,000	10.00%, 01/15/2025(d)	1,051,111
1,215,000	6.75%, 09/15/2026(e)	1,248,413
395,000	6.50%, 07/15/2028(e)	408,825
	Southwestern Energy Co
770,000	5.38%, 02/01/2029	814,275
1,690,000	5.38%, 03/15/2030	1,810,801
	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp(d)
220,000	7.50%, 10/01/2025	238,150
1,060,000	5.50%, 01/15/2028	1,050,725
315,000	6.00%, 12/31/2030	315,000
304,850	Transocean Pontus Ltd(d) 6.13%, 08/01/2025	297,991
500,000	Transocean Poseidon Ltd(d) 6.88%, 02/01/2027	483,125
	USA Compression Partners LP / USA Compression Finance Corp
715,000	6.88%, 04/01/2026	743,600
390,000	6.88%, 09/01/2027	411,937
960,000	Venture Global Calcasieu Pass LLC(d) 3.88%, 11/01/2033	1,005,600
165,000	Viper Energy Partners LP(d) 5.38%, 11/01/2027	170,363
		66,951,259
Financial — 6.36%
345,000	AG Issuer LLC(d) 6.25%, 03/01/2028	357,938
1,130,000	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer(d) 4.25%, 10/15/2027	1,130,000
Principal Amount(a)		Fair Value
Financial — (continued)
	Ally Financial Inc
$ 110,000	5.75%, 11/20/2025	$ 124,061
1,665,000	8.00%, 11/01/2031	2,356,923
655,000	AmWINS Group Inc(d) 4.88%, 06/30/2029	661,550
	Bank of America Corp(h)
605,000	6.10%, Perpetual	655,669
130,000	6.50%, Perpetual	142,346
860,000	Blackstone Mortgage Trust Inc REIT(d) 3.75%, 01/15/2027	857,231
	CIT Group Inc
95,000	5.00%, 08/15/2022	97,117
410,000	5.00%, 08/01/2023	433,062
835,000	5.25%, 03/07/2025	919,861
	CNO Financial Group Inc
370,000	5.25%, 05/30/2025	408,350
740,000	5.25%, 05/30/2029	849,815
1,275,000	Cobra Acquisition Co LLC(d) 6.38%, 11/01/2029	1,259,062
	Coinbase Global Inc(d)
300,000	3.38%, 10/01/2028	280,125
620,000	3.63%, 10/01/2031	570,400
200,000	Credit Suisse Group AG(d)(h) 6.38%, Perpetual	215,560
755,000	Deutsche Bank AG 3.73%, 01/14/2032	771,851
230,000	Dresdner Funding Trust I(d) 8.15%, 06/30/2031	324,479
	Freedom Mortgage Corp(d)
330,000	8.13%, 11/15/2024	334,125
1,149,000	8.25%, 04/15/2025	1,176,289
730,000	6.63%, 01/15/2027	713,575
	goeasy Ltd(d)
130,000	5.38%, 12/01/2024	133,575
1,060,000	4.38%, 05/01/2026	1,078,550
195,000	Home Point Capital Inc(d) 5.00%, 02/01/2026	180,863
	Icahn Enterprises LP / Icahn Enterprises Finance Corp
350,000	6.75%, 02/01/2024	350,875
745,000	6.25%, 05/15/2026	775,731
1,380,000	5.25%, 05/15/2027	1,419,233
195,000	4.38%, 02/01/2029	190,125
	iStar Inc REIT
505,000	4.75%, 10/01/2024	523,937
395,000	4.25%, 08/01/2025	403,888
1,705,000	5.50%, 02/15/2026	1,764,675
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp REIT(d)
110,000	5.25%, 10/01/2025	111,100
775,000	4.25%, 02/01/2027	780,061
1,100,000	4.75%, 06/15/2029	1,127,500
393,000	Lloyds Banking Group PLC(h) 7.50%, Perpetual	434,505
	Nationstar Mortgage Holdings Inc(d)
920,000	5.50%, 08/15/2028	938,400
120,000	5.13%, 12/15/2030	118,500

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Financial — (continued)
$ 935,000	5.75%, 11/15/2031	$ 930,325
	OneMain Finance Corp
190,000	6.88%, 03/15/2025	211,375
100,000	8.88%, 06/01/2025	107,000
240,000	7.13%, 03/15/2026	273,600
1,190,000	6.63%, 01/15/2028	1,332,800
1,440,000	5.38%, 11/15/2029	1,565,705
200,000	4.00%, 09/15/2030	196,676
	PennyMac Financial Services Inc(d)
380,000	5.38%, 10/15/2025	390,450
1,035,000	5.75%, 09/15/2031	1,045,350
1,515,000	PHH Mortgage Corp(d) 7.88%, 03/15/2026	1,566,374
1,645,000	Provident Funding Associates LP / PFG Finance Corp(d) 6.38%, 06/15/2025	1,673,787
845,000	Realogy Group LLC / Realogy Co-Issuer Corp(d) 5.75%, 01/15/2029	866,125
140,000	Service Properties Trust REIT 7.50%, 09/15/2025	151,681
	Societe Generale SA(d)(h)
330,000	4.75%, Perpetual	335,085
295,000	5.38%, Perpetual(e)	309,868
	Starwood Property Trust Inc REIT
290,000	3.75%, 12/31/2024(d)	293,120
890,000	4.75%, 03/15/2025(e)	925,600
		37,145,828
Industrial — 6.62%
	Amsted Industries Inc(d)
320,000	5.63%, 07/01/2027	332,800
845,000	4.63%, 05/15/2030	866,125
	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC(d)
275,000	3.25%, 09/01/2028	271,913
1,220,000	4.00%, 09/01/2029	1,208,715
600,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc(d) 4.13%, 08/15/2026	613,500
305,000	Berry Global Inc(d) 5.63%, 07/15/2027	319,106
495,000	Boise Cascade Co(d) 4.88%, 07/01/2030	522,225
	Builders FirstSource Inc(d)
856,000	6.75%, 06/01/2027	903,080
670,000	4.25%, 02/01/2032	693,584
840,000	Canpack SA / Canpack US LLC(d) 3.88%, 11/15/2029	820,050
470,000	Cemex SAB de CV(d) 5.45%, 11/19/2029	503,488
666,000	Crown Cork & Seal Co Inc 7.38%, 12/15/2026	803,363
Principal Amount(a)		Fair Value
Industrial — (continued)
	GFL Environmental Inc(d)
$1,015,000	5.13%, 12/15/2026	$ 1,055,600
1,050,000	4.00%, 08/01/2028	1,029,000
300,000	3.50%, 09/01/2028	295,500
115,000	4.75%, 06/15/2029	116,006
1,175,000	Graphic Packaging International LLC(d) 3.75%, 02/01/2030	1,187,572
1,290,000	Great Lakes Dredge & Dock Corp(d) 5.25%, 06/01/2029	1,328,700
1,505,000	Imola Merger Corp(d) 4.75%, 05/15/2029	1,544,205
1,350,000	Intelligent Packaging Ltd Finco Inc / Intelligent Packaging Ltd Co-Issuer LLC(d) 6.00%, 09/15/2028	1,387,125
700,000	JELD-WEN Inc(d) 4.88%, 12/15/2027	718,298
935,000	Louisiana-Pacific Corp(d) 3.63%, 03/15/2029	953,635
1,690,000	Madison IAQ LLC(d) 4.13%, 06/30/2028	1,694,225
	Masonite International Corp(d)
170,000	5.38%, 02/01/2028	178,288
945,000	3.50%, 02/15/2030	934,369
	Mauser Packaging Solutions Holding Co(d)
730,000	5.50%, 04/15/2024	736,694
125,000	8.50%, 04/15/2024	129,063
125,000	Pactiv Evergreen Group Issuer LLC / Pactiv Evergreen Group Issuer Inc(d) 4.38%, 10/15/2028	124,063
990,000	Park-Ohio Industries Inc(e) 6.63%, 04/15/2027	960,795
1,515,000	Roller Bearing Co of America Inc(d) 4.38%, 10/15/2029	1,545,300
1,175,000	Sensata Technologies BV(d) 4.00%, 04/15/2029	1,199,969
1,285,000	Sensata Technologies Inc(d) 3.75%, 02/15/2031	1,280,438
	Standard Industries Inc(d)
395,000	5.00%, 02/15/2027	406,613
845,000	4.75%, 01/15/2028	872,462
620,000	4.38%, 07/15/2030	632,713
590,000	3.38%, 01/15/2031	568,341
620,000	Stevens Holding Co Inc(d) 6.13%, 10/01/2026	661,075
905,000	Terex Corp(d) 5.00%, 05/15/2029	929,887
	TransDigm Inc
805,000	6.25%, 03/15/2026(d)	836,697
175,000	6.38%, 06/15/2026	179,808
475,000	5.50%, 11/15/2027	489,250
270,000	4.63%, 01/15/2029	269,104
2,775,000	4.88%, 05/01/2029	2,786,932
990,000	TTM Technologies Inc(d) 4.00%, 03/01/2029	983,812

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Industrial — (continued)
$ 860,000	Vertiv Group Corp(d) 4.13%, 11/15/2028	$ 868,600
1,475,000	Waste Pro USA Inc(d) 5.50%, 02/15/2026	1,467,625
395,000	WESCO Distribution Inc(d) 7.25%, 06/15/2028	433,019
		38,642,732
Technology — 1.42%
1,135,000	Black Knight InfoServ LLC(d) 3.63%, 09/01/2028	1,133,513
1,195,000	Boxer Parent Co Inc(d) 7.13%, 10/02/2025	1,253,256
285,000	CDW LLC / CDW Finance Corp 3.25%, 02/15/2029	287,545
1,080,000	Crowdstrike Holdings Inc(e) 3.00%, 02/15/2029	1,066,500
185,000	Diebold Nixdorf Inc(d) 9.38%, 07/15/2025	199,197
605,000	Microchip Technology Inc 4.25%, 09/01/2025	628,338
160,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp(d) 5.75%, 06/01/2025	165,600
	Twilio Inc
1,540,000	3.63%, 03/15/2029	1,553,598
410,000	3.88%, 03/15/2031	413,977
205,000	Western Digital Corp 4.75%, 02/15/2026	224,155
1,400,000	ZoomInfo Technologies LLC / ZoomInfo Finance Corp(d) 3.88%, 02/01/2029	1,387,960
		8,313,639
Utilities — 1.51%
	Calpine Corp(d)
118,000	5.25%, 06/01/2026	121,067
1,890,000	4.50%, 02/15/2028	1,960,875
470,000	4.63%, 02/01/2029	463,537
155,000	5.00%, 02/01/2031	155,000
	NRG Energy Inc
190,000	3.75%, 06/15/2024(d)	198,227
31,000	6.63%, 01/15/2027	32,226
255,000	5.25%, 06/15/2029(d)	273,203
1,365,000	3.88%, 02/15/2032(d)	1,337,700
	Pacific Gas & Electric Co
365,000	2.95%, 03/01/2026	371,096
705,000	3.30%, 03/15/2027(e)	716,742
390,000	Vistra Corp(d)(h) 7.00%, Perpetual	395,027
	Vistra Operations Co LLC(d)
650,000	5.50%, 09/01/2026	671,216
265,000	5.63%, 02/15/2027	272,950
1,595,000	5.00%, 07/31/2027	1,655,323
Principal Amount(a)		Fair Value
Utilities — (continued)
$ 190,000	4.30%, 07/15/2029	$ 203,184
		8,827,373
TOTAL CORPORATE BONDS AND NOTES — 65.44% (Cost $376,379,105)		$382,101,870
CONVERTIBLE BONDS
Communications — 3.87%
961,000	Airbnb Inc(d)(j) 0.52%, 03/15/2026	940,338
740,000	Booking Holdings Inc(e) 0.75%, 05/01/2025	1,086,690
734,000	Cable One Inc(d) 1.13%, 03/15/2028	726,532
862,000	DISH Network Corp(j) (0.13%), 12/15/2025	866,310
1,022,000	Etsy Inc(d) 0.25%, 06/15/2028	1,201,463
580,000	Expedia Group Inc(d)(e)(j) (3.17%), 02/15/2026	667,290
535,000	Fiverr International Ltd(j) 2.01%, 11/01/2025	496,748
394,000	fuboTV Inc(d) 3.25%, 02/15/2026	318,894
684,000	Liberty Broadband Corp(d) 1.25%, 09/30/2050	674,424
	Liberty Media Corp
370,000	1.38%, 10/15/2023	556,772
657,000	2.75%, 12/01/2049(d)	674,411
611,000	0.50%, 12/01/2050(d)	876,785
323,000	Lyft Inc 1.50%, 05/15/2025	430,204
689,000	Match Group Financeco Inc(d) 0.88%, 06/15/2026	1,113,148
1,086,000	Okta Inc 0.38%, 06/15/2026	1,292,340
1,371,000	Palo Alto Networks Inc 0.38%, 06/01/2025	2,597,222
568,000	Perficient Inc(d) 0.13%, 11/15/2026	537,503
612,000	Sea Ltd 0.25%, 09/15/2026	562,673
590,000	Shopify Inc 0.13%, 11/01/2025	736,025
	Snap Inc
259,000	0.75%, 08/01/2026	560,683
925,000	0.64%, 05/01/2027(d)(j)	894,513
628,000	TechTarget Inc(d)(j) 0.13%, 12/15/2026	624,106
1,132,000	Twitter Inc(d)(j) 2.77%, 03/15/2026	1,013,819
966,000	Uber Technologies Inc(e)(j) 0.48%, 12/15/2025	948,129
929,000	Wayfair Inc(e) 0.63%, 10/01/2025	844,670
675,000	Zendesk Inc 0.63%, 06/15/2025	805,343

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Communications — (continued)
$ 447,000	Zillow Group Inc 2.75%, 05/15/2025	$ 575,334
		22,622,369
Consumer, Cyclical — 2.40%
151,000	American Eagle Outfitters Inc 3.75%, 04/15/2025	458,059
704,000	Burlington Stores Inc 2.25%, 04/15/2025	1,045,880
938,000	Cheesecake Factory Inc 0.38%, 06/15/2026	840,096
166,000	Dick's Sporting Goods Inc 3.25%, 04/15/2025	586,602
1,236,000	DraftKings Inc(d)(j) 5.28%, 03/15/2028	930,708
1,152,000	Ford Motor Co(d)(e)(j) (6.49%), 03/15/2026	1,584,720
763,000	IMAX Corp(d) 0.50%, 04/01/2026	733,766
739,000	JetBlue Airways Corp(d) 0.50%, 04/01/2026	688,909
338,000	National Vision Holdings Inc 2.50%, 05/15/2025	565,094
	NCL Corp Ltd
223,000	5.38%, 08/01/2025	316,660
619,000	1.13%, 02/15/2027(d)	579,570
93,000	Penn National Gaming Inc 2.75%, 05/15/2026	220,410
249,000	RH (j) (22.32%), 09/15/2024	629,721
942,000	Royal Caribbean Cruises Ltd 2.88%, 11/15/2023	1,109,676
826,000	Shake Shack Inc(d)(j) 3.38%, 03/01/2028	683,515
1,213,000	Southwest Airlines Co 1.25%, 05/01/2025	1,616,929
833,000	Vail Resorts Inc(e)(j) (1.54%), 01/01/2026	887,792
427,000	Winnebago Industries Inc 1.50%, 04/01/2025	569,579
		14,047,686
Consumer, Non-Cyclical — 2.99%
321,000	Affirm Holdings Inc(d)(j) 2.31%, 11/15/2026	288,579
736,000	Beauty Health Co(d) 1.25%, 10/01/2026	779,501
	Block Inc
582,000	0.13%, 03/01/2025	863,542
931,000	0.25%, 11/01/2027(e)	987,442
590,000	Brookdale Senior Living Inc(d) 2.00%, 10/15/2026	582,625
762,000	Chegg Inc(j) 4.46%, 09/01/2026	630,555
431,000	CONMED Corp 2.63%, 02/01/2024	716,537
1,156,000	Dexcom Inc(e) 0.25%, 11/15/2025	1,372,028
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
$ 345,000	Envista Holdings Corp 2.38%, 06/01/2025	$ 763,744
1,071,000	Exact Sciences Corp 0.38%, 03/01/2028	1,034,158
675,000	Guardant Health Inc(j) (0.20%), 11/15/2027	682,830
569,000	Halozyme Therapeutics Inc(d)(e) 0.25%, 03/01/2027	506,766
521,000	Innoviva Inc 2.50%, 08/15/2025	632,038
363,000	Insmed Inc 0.75%, 06/01/2028	393,310
497,000	Insulet Corp 0.38%, 09/01/2026	657,471
516,000	Ironwood Pharmaceuticals Inc 1.50%, 06/15/2026	585,660
208,000	Natera Inc 2.25%, 05/01/2027	531,830
997,000	NeoGenomics Inc 0.25%, 01/15/2028	848,696
342,000	Novocure Ltd(j) 2.46%, 11/01/2025	312,520
446,000	Omnicell Inc 0.25%, 09/15/2025	841,267
585,000	Pacira BioSciences Inc 0.75%, 08/01/2025	646,791
192,000	Repligen Corp 0.38%, 07/15/2024	448,680
764,000	Shift4 Payments Inc(d)(j) (1.30%), 12/15/2025	805,562
545,000	Tandem Diabetes Care Inc(d) 1.50%, 05/01/2025	807,962
802,000	Teladoc Health Inc 1.25%, 06/01/2027	730,321
		17,450,415
Energy — 0.86%
585,000	Enphase Energy Inc(d)(e)(j) (0.50%), 03/01/2028	603,427
412,000	EQT Corp(e) 1.75%, 05/01/2026	686,598
630,000	NextEra Energy Partners LP(d)(j) (3.15%), 11/15/2025	717,885
931,000	Pioneer Natural Resources Co 0.25%, 05/15/2025	1,658,926
610,000	SolarEdge Technologies Inc(j) (5.69%), 09/15/2025	773,175
728,000	Sunrun Inc(d)(j) 6.95%, 02/01/2026	566,946
		5,006,957
Financial — 0.15%
646,629	SoFi Technologies Inc(d)(j) (0.68%), 10/15/2026	668,485
202,000	Upstart Holdings Inc(d) 0.25%, 08/15/2026	192,910
		861,395

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount(a)		Fair Value
Industrial — 0.38%
$ 904,000	John Bean Technologies Corp(d) 0.25%, 05/15/2026	$ 993,496
559,000	Middleby Corp 1.00%, 09/01/2025	893,352
305,000	Patrick Industries Inc(d) 1.75%, 12/01/2028	316,363
		2,203,211
Technology — 3.49%
569,000	3D Systems Corp(d)(j) 1.08%, 11/15/2026	540,550
1,112,000	Akamai Technologies Inc 0.38%, 09/01/2027	1,300,373
803,000	Avalara Inc(d) 0.25%, 08/01/2026	741,169
818,000	Bentley Systems Inc(d) 0.38%, 07/01/2027	752,560
772,000	BigCommerce Holdings Inc(d) 0.25%, 10/01/2026	685,613
	Bill.com Holdings Inc(j)
409,000	(21.47%), 12/01/2025	698,613
649,000	(0.42%), 04/01/2027(d)(e)	663,602
643,000	Box Inc(d)(j) (4.15%), 01/15/2026	772,436
769,000	Ceridian HCM Holding Inc(d) 0.25%, 03/15/2026	803,297
1,223,000	Cloudflare Inc(d)(j) (1.28%), 08/15/2026	1,300,202
315,000	Confluent Inc(d)(j) (1.53%), 01/15/2027	341,381
1,096,000	Coupa Software Inc 0.38%, 06/15/2026	1,035,720
512,000	CyberArk Software Ltd(j) (7.18%), 11/15/2024	645,120
431,000	Datadog Inc 0.13%, 06/15/2025	863,724
241,000	DigitalOcean Holdings Inc(d)(j) 2.59%, 12/01/2026	213,743
538,000	Envestnet Inc(d) 0.75%, 08/15/2025	539,681
664,000	Everbridge Inc(d)(j) 4.38%, 03/15/2026	560,606
327,000	Five9 Inc 0.50%, 06/01/2025	401,589
310,000	HubSpot Inc 0.38%, 06/01/2025	737,025
572,000	Impinj Inc(d) 1.13%, 05/15/2027	624,224
612,000	Lumentum Holdings Inc 0.50%, 12/15/2026	761,175
481,000	MicroStrategy Inc(d)(j) 7.54%, 02/15/2027	346,945
816,000	ON Semiconductor Corp(d)(e)(j) (5.86%), 05/01/2027	1,187,280
752,000	RingCentral Inc(j) 2.03%, 03/01/2025	706,474
161,000	Sailpoint Technologies Holdings Inc 0.13%, 09/15/2024	286,387
Principal Amount(a)		Fair Value
Technology — (continued)
$ 703,000	Splunk Inc 1.13%, 06/15/2027	$ 655,547
86,000	Teradyne Inc 1.25%, 12/15/2023	444,835
760,000	Unity Software Inc(d)(j) 1.97%, 11/15/2026	693,500
483,000	Zscaler Inc 0.13%, 07/01/2025	1,055,602
		20,358,973
TOTAL CONVERTIBLE BONDS — 14.14% (Cost $79,352,251)		$ 82,551,006
Shares
COMMON STOCK
Communications — 0.08%
10,900	Altice Inc Class A(k)	176,362
11,439	iHeartMedia Inc Class A(k)	240,676
11,065	Sirius XM Holdings Inc(e)	70,263
		487,301
Consumer, Cyclical — 0.09%
5,002	General Motors Co(k)	293,267
3,752	PulteGroup Inc	214,465
		507,732
Consumer, Non-Cyclical — 0.06%
15,720	Ortho Clinical Diagnostics Holdings PLC(k)	336,251
Energy — 0.15%
40,600	Antero Resources Corp(k)	710,500
1,254	Oasis Petroleum Inc	157,991
		868,491
Technology — 0.19%
5,294	Microchip Technology Inc	460,896
1,000	ServiceNow Inc(k)	649,110
		1,110,006
Utilities — 0.01%
338	Genon Energy Inc(i)(k)	56,480
TOTAL COMMON STOCK — 0.58% (Cost $3,408,538)		$ 3,366,261
CONVERTIBLE PREFERRED STOCK
Consumer, Cyclical — 0.17%
5,287	Aptiv PLC 5.50%	971,380

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Consumer, Non-Cyclical — 1.10%
8,134	Avantor Inc 6.25%	$ 1,048,798
6,310	Boston Scientific Corp 5.50%	717,952
8,547	Bunge Ltd 4.88%	1,081,623
1,412	Danaher Corp 5.00%(e)	2,467,470
11,773	Elanco Animal Health Inc 5.00%	526,135
5,102	Sabre Corp 6.50%	584,791
		6,426,769
Financial — 0.48%
422	2020 Mandatory Exchangeable Trust 6.50%(d)	569,683
694	Bank of America Corp 7.25%	1,003,815
13,434	KKR & Co Inc 6.00%(e)	1,249,631
		2,823,129
Industrial — 0.29%
7,267	RBC Bearings Inc 5.00%(e)	758,820
8,567	Stanley Black & Decker Inc 5.25%(e)	931,864
		1,690,684
Technology — 0.64%
1,491	Broadcom Inc 8.00%	3,090,560
7,529	Clarivate PLC 5.25%	679,793
		3,770,353
Utilities — 1.01%
8,562	AES Corp 6.88%	819,897
17,596	DTE Energy Co 6.25%	904,083
8,848	Essential Utilities Inc 6.00%	574,952
40,672	NextEra Energy Inc 4.87%	2,764,069
7,045	PG&E Corp 5.50%	813,345
		5,876,346
TOTAL CONVERTIBLE PREFERRED STOCK — 3.69% (Cost $19,011,852)		$ 21,558,661
RIGHTS
Utilities — 0.00%(l)
18,138	Texas Competitive Electric Holdings(i)(k)	22,672
TOTAL RIGHTS — 0.00%(l) (Cost $20,531)		$ 22,672
Shares		Fair Value
WARRANTS
Financial — 0.00%(l)
132	Guaranteed Rate Inc(i)(k)	$ 7
TOTAL WARRANTS — 0.00%(l) (Cost $27,672)		$ 7
GOVERNMENT MONEY MARKET MUTUAL FUNDS
3,178,000	BlackRock FedFund Institutional Class(m), 0.03%(n)	3,178,000
2,786,000	Federated Hermes Government Obligations Fund Premier Shares(m), 0.03%(n)	2,786,000
1,464,000	Fidelity® Investments Money Market Government Portfolio Institutional Class(m), 0.01%(n)	1,464,000
2,786,000	Goldman Sachs Financial Square Government Fund Institutional Class(m), 0.02%(n)	2,786,000
2,380,000	Invesco Government & Agency Portfolio Institutional Class(m), 0.03%(n)	2,380,000
2,576,000	JPMorgan U.S. Government Money Market Fund Capital Shares(m), 0.03%(n)	2,576,000
1,464,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(m), 0.03%(n)	1,464,000
TOTAL GOVERNMENT MONEY MARKET MUTUAL FUNDS — 2.85% (Cost $16,634,000)		$ 16,634,000
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 3.59%
$3,100,928	Repurchase agreement (principal amount/value $3,100,995 with a maturity value of $3,101,008) with Morgan Stanley & Co LLC, 0.05%, dated 12/31/21 to be repurchased at $3,100,928 on 1/3/22 collateralized by various U.S. Government Agency securities, 2.00% - 8.00%, 11/1/22 - 1/1/52, with a value of $3,163,015.(m)	3,100,928

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Schedule of Investments
As of December 31, 2021
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$8,927,556	Undivided interest of 10.71% in a repurchase agreement (principal amount/value $83,389,448 with a maturity value of $83,389,795) with RBC Capital Markets Corp, 0.05%, dated 12/31/21 to be repurchased at $8,927,556 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 5/15/22 - 12/1/51, with a value of $85,057,237.(m)	$ 8,927,556
8,927,557	Undivided interest of 15.13% in a repurchase agreement (principal amount/value $59,020,628 with a maturity value of $59,020,874) with Bank of America Securities Inc, 0.05%, dated 12/31/21 to be repurchased at $8,927,557 on 1/3/22 collateralized by Federal National Mortgage Association securities, 1.00% - 5.00%, 9/1/28 - 1/1/61, with a value of $60,201,041.(m)	8,927,557
TOTAL SHORT TERM INVESTMENTS — 3.59% (Cost $20,956,041)		$ 20,956,041
TOTAL INVESTMENTS — 97.84% (Cost $559,815,083)		$571,288,733
OTHER ASSETS & LIABILITIES, NET — 2.16%		$ 12,624,867
TOTAL NET ASSETS — 100.00%		$583,913,600
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2021.
(c)	All or a portion of this position has not settled as of December 31, 2021. The interest rate shown represents the stated spread over the LIBOR floor; the Fund will not accrue interest until the settlement date, at which point the LIBOR will be established.
(d)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(e)	All or a portion of the security is on loan at December 31, 2021.
(f)	Security in bankruptcy.
(g)	Security in default.
(h)	Security has no contractual maturity date and pays an indefinite stream of interest.
(i)	Security is fair valued using significant unobservable inputs.
(j)	Zero coupon bond; the interest rate shown is the effective yield on date of purchase.
(k)	Non-income producing security.
(l)	Represents less than 0.005% of net assets.
(m)	Collateral received for securities on loan.
(n)	Rate shown is the 7-day yield as of December 31, 2021.
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2021
Great-West High Yield Bond Fund
ASSETS:
Investments in securities, fair value (including $36,412,469 of securities on loan)(a)	$550,332,692
Repurchase agreements, fair value(b)	20,956,041
Cash	51,027,114
Dividends and interest receivable	5,368,155
Subscriptions receivable	953,282
Receivable for investments sold	571,276
Total Assets	629,208,560
LIABILITIES:
Payable for director fees	3,085
Payable for investments purchased	6,832,356
Payable for other accrued fees	78,624
Payable for shareholder services fees	83,983
Payable to investment adviser	315,707
Payable upon return of securities loaned	37,590,041
Redemptions payable	391,164
Total Liabilities	45,294,960
NET ASSETS	$583,913,600
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$6,260,409
Paid-in capital in excess of par	569,153,525
Undistributed/accumulated earnings	8,499,666
NET ASSETS	$583,913,600
NET ASSETS BY CLASS
Investor Class	$290,676,566
Institutional Class	$293,237,034
CAPITAL STOCK:
Authorized
Investor Class	110,000,000
Institutional Class	170,000,000
Issued and Outstanding
Investor Class	34,585,813
Institutional Class	28,018,278
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.40
Institutional Class	$10.47
(a) Cost of investments	$538,859,042
(b) Cost of repurchase agreements	$20,956,041
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2021
Great-West High Yield Bond Fund
INVESTMENT INCOME:
Interest	$12,208,974
Income from securities lending	72,027
Dividends	605,147
Total Income	12,886,148
EXPENSES:
Management fees	2,627,269
Shareholder services fees – Investor Class	275,691
Audit and tax fees	60,016
Custodian fees	31,401
Director's fees	17,642
Legal fees	10,361
Pricing fees	66,081
Registration fees	64,106
Transfer agent fees	7,586
Other fees	2,057
Total Expenses	3,162,210
Less amount waived by investment adviser	156,428
Net Expenses	3,005,782
NET INVESTMENT INCOME	9,880,366
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	11,533,159
Net realized loss on forward foreign currency contracts	(2,393)
Net Realized Gain	11,530,766
Net change in unrealized depreciation on investments	(11,154,254)
Net change in unrealized appreciation on forward foreign currency contracts	3,680
Net Change in Unrealized Depreciation	(11,150,574)
Net Realized and Unrealized Gain	380,192
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,260,558
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2021 and December 31, 2020
Great-West High Yield Bond Fund	2021	2020
OPERATIONS:
Net investment income	$9,880,366	$9,548,927
Net realized gain	11,530,766	2,888,078
Net change in unrealized appreciation (depreciation)	(11,150,574)	14,432,320
Net Increase in Net Assets Resulting from Operations	10,260,558	26,869,325
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(3,584,474)	(252,675)
Institutional Class	(6,165,544)	(8,684,348)
From Net Investment Income and Net Realized Gains	(9,750,018)	(8,937,023)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	297,794,960	2,228,542
Institutional Class	62,281,345	58,316,432
Shares issued in reinvestment of distributions
Investor Class	3,584,474	252,675
Institutional Class	6,165,544	8,684,348
Shares redeemed
Investor Class	(13,027,315)	(3,759,677)
Institutional Class	(47,524,998)	(79,210,679)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	309,274,010	(13,488,359)
Total Increase in Net Assets	309,784,550	4,443,943
NET ASSETS:
Beginning of year	274,129,050	269,685,107
End of year	$583,913,600	$274,129,050
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	34,896,051	285,574
Institutional Class	5,949,315	6,077,904
Shares issued in reinvestment of distributions
Investor Class	426,606	31,982
Institutional Class	590,148	892,198
Shares redeemed
Investor Class	(1,534,926)	(494,567)
Institutional Class	(4,536,800)	(8,361,478)
Net Increase (Decrease)	35,790,394	(1,568,387)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2021	$ 8.36	0.16	0.14	0.30	-	(0.26)	-	(0.26)	$ 8.40	3.65%
12/31/2020	$ 7.84	0.26	0.57	0.83	-	(0.31)	-	(0.31)	$ 8.36	10.79%
12/31/2019	$ 7.23	0.34	0.69	1.03	(0.00) (d)	(0.42)	-	(0.42)	$ 7.84	14.40%
12/31/2018	$ 8.13	0.43	(0.74)	(0.31)	-	(0.59)	-	(0.59)	$ 7.23	(3.92%)
12/31/2017	$ 8.10	0.41	0.12	0.53	-	(0.50)	-	(0.50)	$ 8.13	6.62%
Institutional Class
12/31/2021	$10.28	0.31	0.10	0.41	-	(0.22)	-	(0.22)	$10.47	4.03%
12/31/2020	$ 9.56	0.35	0.71	1.06	-	(0.34)	-	(0.34)	$10.28	11.27%
12/31/2019	$ 8.74	0.44	0.84	1.28	(0.00) (d)	(0.46)	-	(0.46)	$ 9.56	14.73%
12/31/2018	$ 9.69	0.55	(0.89)	(0.34)	-	(0.61)	-	(0.61)	$ 8.74	(3.58%)
12/31/2017	$ 9.55	0.52	0.14	0.66	-	(0.52)	-	(0.52)	$ 9.69	7.03%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2021	$290,677	1.20%	1.10%	1.88%	58%
12/31/2020	$ 6,675	1.56%	1.10%	3.37%	61%
12/31/2019	$ 7,642	1.48%	1.10%	4.35%	64%
12/31/2018	$ 8,299	1.39%	1.10%	5.41%	40%
12/31/2017	$ 9,948	1.24%	1.10%	4.94%	59%
Institutional Class
12/31/2021	$293,237	0.78%	0.75%	2.94%	58%
12/31/2020	$267,454	0.79%	0.75%	3.71%	61%
12/31/2019	$262,043	0.78%	0.75%	4.66%	64%
12/31/2018	$239,618	0.79%	0.75%	5.76%	40%
12/31/2017	$303,972	0.78%	0.75%	5.30%	59%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST HIGH YIELD BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-six funds. Interests in the Great-West High Yield Bond Fund (the Fund) are included herein.
The investment objective of the Fund is to seek to obtain high current income with capital appreciation as a secondary objective when consistent with the primary objective. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2021

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
For private equity securities that are not traded on an exchange, an appropriate source, which may include the use of an internally developed or approved valuation model, a different external pricing vendor, or sourcing a price from a broker will be used. Valuation of these securities will be reviewed regularly by the Fair Value Pricing Committee.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments, including bank loans, are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.

Annual Report - December 31, 2021

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Bank Loans	Broker quotes, Loan Syndications and Trading Association daily marks, loan analytics and market news.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Rights, Warrants	Exchange traded close price, bids and evaluated bids.
Government Money Market Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2021, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments. There were no transfers in or out of Level 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Bank Loans	$ —	$ 44,098,215	$ —	$ 44,098,215
Corporate Bonds and Notes	—	382,101,847	23	382,101,870
Convertible Bonds	—	82,551,006	—	82,551,006
Common Stock	3,309,781	—	56,480	3,366,261
Convertible Preferred Stock	1,003,816	20,554,845	—	21,558,661
Rights	—	—	22,672	22,672
Warrants	—	—	7	7
Government Money Market Mutual Funds	16,634,000	—	—	16,634,000
Short Term Investments	—	20,956,041	—	20,956,041
Total Assets	$ 20,947,597	$ 550,261,954	$ 79,182	$ 571,288,733

Annual Report - December 31, 2021

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$9,750,018	$8,937,023
	$9,750,018	$8,937,023

Annual Report - December 31, 2021

Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, foreign currency adjustments and adjustments for real estate investment trusts.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$1,006,734
Undistributed long-term capital gains	—
Capital loss carryforwards	(3,524,848)
Post-October losses	(343,038)
Net unrealized appreciation	11,360,818
Tax composition of capital	$8,499,666
At December 31, 2021, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2021, the Fund utilized $11,633,191 of capital loss carryforwards to offset capital gains realized in that fiscal year. Details of the capital loss carryforwards as of December 31, 2021, were as follows:
No Expiration	$(3,524,848)
Total	(3,524,848)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(282,628)	$(60,410)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2021 were as follows:
Federal tax cost of investments	$559,927,915
Gross unrealized appreciation on investments	20,295,531
Gross unrealized depreciation on investments	(8,934,713)
Net unrealized appreciation on investments	$11,360,818
Application of Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued ASU No. 2020-04, “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU No. 2020-04). ASU No. 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates scheduled to begin at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Fund has determined there is not a material impact of ASU No. 2020-04 on the financial statements.
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.
In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:

Annual Report - December 31, 2021

Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties.These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements (if any), events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average foreign currency contracts amount of $64,971 in forward contracts for the reporting period. As of December 31, 2021, there were no forward contracts held.
Derivative Financial Instruments Categorized by Risk Exposure
The effect of derivative investments for the year ended December 31, 2021 is as follows:
	Realized Gain or (Loss)		Change in Unrealized Appreciation or (Depreciation)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Foreign exchange contracts (forwards)	Net realized loss on forward foreign currency contracts	$(2,393)	Net change in unrealized appreciation on forward foreign currency contracts	$3,680
3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.72% of the Fund’s average daily net assets up to $1 billion dollars, 0.67% of the Fund’s average daily net assets over $1 billion dollars and 0.62% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.

Annual Report - December 31, 2021

The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.75% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$113,543	$130,578	$156,428	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Putnam Investment Management, LLC (Putnam), an affiliate of the Adviser and GWL&A. The Adviser is responsible for compensating the Sub-Adviser for its services.
The Adviser is responsible for compensating Putnam, which receives monthly compensation for its services at the annual rate of 0.35% of the average daily net asset value.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.  The total compensation paid to the independent directors with respect to all forty-six funds for which they serve as directors was $1,071,000 for the fiscal year ended December 31, 2021.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $476,387,721 and $200,491,454, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2021, the Fund had securities on loan valued at $36,412,469 and received collateral as reported on the Statement of Assets and

Annual Report - December 31, 2021

Liabilities of $37,590,041 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities and Government Money Market Mutual Funds. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2021. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	$23,210,122
Convertible Bonds	9,284,022
Common Stocks	73,927
Convertible Preferred Stock	5,021,970
Total secured borrowings	$37,590,041
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West High Yield Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian, agent banks, and brokers; when replies were not received from agent banks or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2021, 5% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	46	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	46	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; Regional Center Task Force; and former Director, Grand Junction Housing Authority; Counseling and Education Center	46	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	46	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	46	N/A
Interested Director******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	46	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	46	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Senior Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWFS and GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds and a Sub-Adviser of the Great-West Core Bond Fund. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value Fund and the Sub-Adviser of the Great-West T. Rowe Price Mid Cap Growth Fund. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT is available on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the GWCM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2020 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2020 and $996,300 for fiscal year 2021.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $40,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2022